UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023 (February 6, 2023)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2023, Marizyme, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Walleye Opportunities Master Fund Ltd (the “Investor”), pursuant to which the Company issued to the Investor an Unsecured Subordinated Convertible Promissory Note (the “Note”) in the aggregate principal amount of $1,000,000 (the “Subscription Amount”) and a Class D Common Stock Purchase Warrant (the “Warrant”) to purchase up to a number of shares of the Company’s common stock equal to the quotient of 250% of the Subscription Amount divided by the price per share at which shares are sold in the Public Offering (as defined below) (the “Warrant Shares”).

The principal amount of the Note must be repaid in full by the Company to the holder of the Note on or before the date that is 90 days following the issuance of the Note, or May 7, 2023 (the “Maturity Date”). If all obligations arising under the Note are not paid or otherwise satisfied in full on the Maturity Date, then the principal amount of the Note shall be increased from $1,000,000 to $1,250,000. The Note bears no interest. If an event constituting an event of default under the Note occurs, including non-payment, defaults of covenants, an adverse judgment for payment of $500,000 or more, defaults on certain other indebtedness, bankruptcy-type events, or failure to maintain directors and officers insurance coverage of at least $1,000,000, and such event of default is not cured with the period specified, the obligations of the Company under the Note will become subject to immediate repayment obligations. The Note may be assigned.

The Warrant shall be exercisable immediately upon the date (the “Public Offering Date”) that the registration statement on Form S-1 of the Company (File No. 333-262697) registering units to be issued in the proposed public offering of the Company (the “Public Offering Registration Statement”) is declared effective by the Securities and Exchange Commission (“SEC”) and may be exercised until the date that is five years after the Public Offering Date (the “Termination Date”). The exercise price of the Warrant (the “Exercise Price”) will be equal to the public offering price per unit at which units are sold under the Public Offering Registration Statement (the “Public Offering”). The Warrant provides for voluntary cashless exercise if at the time of exercise thereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the Warrant Shares to the Warrant holder, and provides for automatic cashless exercise upon the Termination Date if the Warrant is not otherwise exercised. The Warrant holder may not exercise the Warrant to the extent that the Warrant holder (together with its Affiliates (as defined by the Warrant)) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding, as such percentage ownership is determined in accordance with the terms of the Warrant (the “Beneficial Ownership Limit”). The Warrant holder may increase the Beneficial Ownership Limit to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days following notice from the Warrant holder. The number of Warrant Shares, the Exercise Price and other terms of the Warrant are subject to customary adjustments upon the occurrence of certain corporate events subject to the Beneficial Ownership Limit to the extent specified. The Company may also voluntarily reduce the Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company subject to the prior written consent of the Warrant holder. The Warrant is transferable but may only be disposed of in compliance with state and federal securities laws pursuant to the Securities Purchase Agreement. The Warrant Shares acquired upon the exercise of the Warrant, if not registered, will also have restrictions upon resale imposed by state and federal securities laws.

Pursuant to the Securities Purchase Agreement, the Company shall promptly, but in any event no later than 90 days following the Public Offering Date, prepare and file with the SEC a registration statement covering the resale of the Warrant Shares (the “Resale Registration Statement”). The Company shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after filing thereof but in no event later than the date that is 120 days following the Public Offering Date. After the Resale Registration Statement is declared effective, the Company shall continue to keep the Resale Registration Statement effective until the Warrant Shares may be resold pursuant to Rule 144 under the Securities Act of 1933, as amended, or have been sold.

The Securities Purchase Agreement and the Note contain customary representations and warranties and customary covenants for a loan of this kind. The Note is unsecured and is subordinated in right of payment to the prior payment in full of all senior indebtedness. For purposes of the Note, “senior indebtedness” means all indebtedness of the Company to banks, insurance companies and other financial institutions or funds, unless in the instrument creating or evidencing such indebtedness it is provided that such indebtedness is not senior in right of payment to the Note. Subject to the other subordination provisions of the Note, the Note provides that in the event that the holder of any Senior Indebtedness accelerates such Senior Indebtedness, then the Note holder may accelerate the indebtedness evidenced by the Note, and if the Company is permitted under the terms of the Senior Indebtedness to pay an amount due and owing under the Note and fails to make such payment, then so long as the terms of the Senior Indebtedness do not prohibit such action, the Note holder may exercise its rights to be paid such amount, but only such amount (and the Note holder shall not be permitted to accelerate under the Note).

The foregoing summary of the terms and conditions of each of the Securities Purchase Agreement, the Note and the Warrant does not purport to be complete and is qualified in its entirety by reference to such documents which are filed hereto as Exhibits 10.1, 4.1 and 4.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Note and the Warrant is incorporated by reference into this Item 3.02 to the extent that such Item is applicable. The issuance of these securities was effected in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D promulgated thereunder for transactions not involving a public offering, and/or Regulation S promulgated thereunder for transactions not involving a U.S. person.

Item 9.01 Financial Statements and Exhibits.

(d)

Number	Description
4.1	Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc., dated February 6, 2023
4.2	Class D Common Stock Purchase Warrant issued by Marizyme, Inc.
10.1	Securities Purchase Agreement, dated as of February 6, 2023, by and between Marizyme, Inc. and Walleye Opportunities Master Fund Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
	Name:	David Barthel
	Title:	Chief Executive Officer